Exhibit 99.1

The LEADER in Middle Market Real Estate Capital Solutions S│T│O│R│E CAPITAL April 2015

S│T│O│R│E Overview A leader in middle market net-lease solutions: management team has a 35-year track record and has originated $12 billion of investments in STORE assets Target a $2 trillion market for single-tenant “profit center” real estate: $5.8 billion pipeline1 of identified acquisition opportunities One of the fastest growing net-lease REITs in the US: $2.8 billion invested since its organization in 2011 High quality portfolio subject to long-term leases: S|T|O|R|E believes that its average contract risk is equivalent to investment grade corporate risk (avg. internal S|T|O|R|E rating of Baa3) Efficient capital structure: Access to A+ rated debt conduit, together with a low dividend payout ratio Scalable platform positioned for growth: Targeting market-leading external growth, together with internal growth S│T│O│R│E is Single Tenant Operational Real Estate S│T│O│R│E CAPITAL Data as of December 31, 2014. 1 S|T|O|R|E’s pipeline as of December 31, 2014. S|T|O|R|E may never acquire properties in its pipeline for a variety of reasons.

Experienced Leadership Team with a Proven Track Record 35 year track record $12 billion invested in 8,000+ STORE assets $4 billion raised in investor capital $6 billion made in investor distributions Investor returns in management’s prior investment vehicles have outperformed benchmarks1 Guided the formation, and ultimate sale, of two successful NYSE-listed REITs: Franchise Finance Corporation of America (“FFCA”)(NYSE: FFA) and Spirit Finance (NYSE: SFC) 1981 – 2014 ANNUAL INVESTMENT ACTIVITY ($MM)1 S│T│O│R│E CAPITAL We believe we have originated more single-tenant operational real estate investments than any other market participant FFCA Spirit Finance 17 Privately Traded Funds (16 SEC Registered) S│T│O│R│E Spirit Finance sold FFCA sold 1 Prior performance is not necessarily an indicator of future performance, and S|T||O|R|E’s future returns may not exceed industry benchmarks.

Experienced Leadership Team with a Proven Track Record ANNUALIZED TOTAL RETURNS OF SPIRIT FINANCE S│T│O│R│E’s leadership team has consistently outperformed ANNUALIZED TOTAL RETURNS OF FFCA S│T│O│R│E CAPITAL Note: Represents the total annualized return of both FFCA and Spirit Finance relative to both the S&P 500 and MSCI US REIT Index over the applicable time periods (from IPO to de-listing period of June 1994 to August 2001 for FFCA and December 2004 to August 2007 for Spirit, and two years prior to-delisting period of August 1999 to August 2001 for FFCA and August 2005 to August 2007 for Spirit. The past performance data presented above is not an indicator of S|T|O|R|E’s future performance, and its performance may be significantly less favorable. Moreover, some of the past performance data covers periods with economic characteristics and cycles and interest rate environments that are significantly different from those S|T|O|R|E faces today and may face in the future. 12.2% 11.5% 16.7% 17.8% 16.9% (4.3)% FFCA MSCI US REIT Index FFCA S&P 500 MSCI US REIT Index S&P 500 Two years prior to sale From IPO to sale

Target Market Exceeding $2 Trillion in Size Large More than $2 trillion of STORE properties in the United States S│T│O│R│E has $5.8 billion in actionable investments under review1 Diverse Highly fragmented More than 1.5 million properties Underserved S│T│O│R│E focuses on larger, unrated bank-dependent companies Underserved by the market Regulatory rules discourage participation by traditional banks Our target market is the largest commercial real estate sector not represented by institutional capital Source: SNL Financial, Morningstar, Company Data, Industry Specific Associations 1 S|T|O|R|E’s pipeline as of December 31, 2014. S|T|O|R|E may never acquire properties in its pipeline for a variety of reasons. 2 Triple Net Lease REITs include American Realty Capital Properties, Inc.; Chambers Street Properties; EPR Properties; Lexington Realty Trust; National Retail Properties, Inc.; Realty Income Corporation; Select Income REIT; Spirit Realty Capital, Inc.; and W. P. Carey Inc Represents enterprise value of those companies as of December 31, 2014, per SNL Financial. S│T│O│R│E CAPITAL TOTAL TARGET MARKET MARKET OVERVIEW S│T│O│R│E’S TARGET MARKET Middle Market Companies Large Companies Rated Companies S│T│O│R│E’S TARGET MARKET Available $2.3 Trillion STORE Property Market Public Triple Net Service Retail Industrial Lease REITs2 47.0% 37.0% 16.0% 3.8%

tm Superior Direct Origination Platform Our origination team is incentivized to drive both acquisition volume and performance We maintain direct customer relationships, delivering customer solutions and filling a need Direct sourcing and lease contract creation designed to allow us to generate higher yields from same tenants Source: NNNetAdvisors.com and Company data. As of December 31, 2014 1 Represents the initial weighted average cap rate. 2 Includes national restaurant concepts that have a minimum of 100 franchised locations and no corporate guarantee from the franchisor. Represents the average of quarterly cap rates. 3 Includes retail, industrial and medical office concepts that have a minimum of 100 locations and are leased to a tenant under a lease with 10 or more years remaining on the base lease term, with retail comprising the bulk of this category. Represents the average of quarterly cap rates. S│T│O│R│E CAPITAL Direct calling efforts on thousands of companies and financial sponsors DIRECT Tenant introductions through real estate broker relationships Virtual Salesforce >75% <25% 1.5% – 2.0% OUR NET-LEASE PRICING ADVANTAGE 1 1 2 3

S|T|O|R|E CAPITAL

S|T|O|R|E Contracts vs. Investment Grade Tenant Leases

Our investment portfolio is comprised of approximately 80% investment-grade contracts

CONTRACTS GOVERN RISK

- Tenant credit ratings are transient and only one payment source
  - Over 15 years, half of investment-grade companies lose their investment-grade ratings[1]
- Contracts can encompass more permanent characteristics
- Investment-grade profit-center contracts provide the following:

Feature	Importance
Rational investment amounts	Lower investment risk
Master leases & cross-defaults	Alignment & investment diversity
Unit-level reporting	Site & payment stream quality indication

TYPICAL LEASE STRUCTURE FOR SELECT COMPANIES vs. S|T|O|R|E

	Home Depot	LA Fitness	Walgreen's	Dollar General	S|T|O|R|E
Rent Bumps	✓	✓	×	×	✓
Unit Level Reporting	×	×	×	×	✓
Master Lease/ Cross Default	×	×	×	×	✓
Triple Net	✓	✓	×	×	✓
Avg. $/PSF[2]	$180	$283	$416	$163	
S|T|O|R|E Comparatives[3]	$100	$156	$302	$96	

We believe a BB tenant with a strong contract is generally equal to or better than an investment-grade tenant with a weak contract

Source: Company filings, CoStar, Standard & Poor's Ratings Services
[1] "2013 Annual Global Corporate Default Study and Ratings Transitions", Standard & Poor's Ratings Services
[2] CoStar (prior 18 month average for reported transactions).
[3] Home Depot comparative $/PSF represents average of SITIOIRIE's electronic and home goods stores. LA Fitness comparative $/PSF represents average of SITIOIRIE's fitness centers. Walgreen's comparative $/PSF represents average of SITIOIRIE's urgent care centers. Dollar General comparative value represents average of SITIOIRIE's dollar stores. The comparability of the assets is not necessarily an indicator of future results and assets may not be fully comparable as a result of SITIOIRIE's sample size and market or locational differences.

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Stable and Attractive Lease Rates Middle market lease rates have shown historic stability, even in today’s low rate environment HISTORICAL FFCA, SPIRIT FINANCE AND S|T|O|R|E AVERAGE LEASE RATES VS. 10-YEAR TREASURIES Source: Green Street Advisors, U.S. Treasury, Company data and with respect to FFCA and Spirit, publicly available SEC company filings S│T│O│R│E CAPITAL 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 FFCA Spirit Finance S|T|O|R|E Ten Year Treasury Avg. Spread 4.3% Avg. Spread 6.2% Avg. Spread 4.1%

S|T|O|R|E CAPITAL

We have a $5.8 billion Pipeline[1] of Potential Investments

S|T|O|R|E is selective, closing just ~5% of all identified opportunities

PIPELINE STAGES



Investment Opportunities
$5.8 billion total pipeline as of December 31, 2014
50% Actionable Opportunities
34% Letter of Intent Sent
12% Letter of Intent Executed
7% Approved
6% Contract Executed
5% Close
$412 million in closing as of December 31, 2014 [2]

PIPELINE SECTOR DISTRIBUTION AS OF DECEMBER 31, 2014[3]



Restaurants 26%
Retail 20%
Entertainment 15%
Industrial 9%
Storage 9%
Theaters 6%
Other 6%
Education 3%
Grocery 3%
Specialty Medical 2%
Gyms 1%

[1] *Data as of December 31, 2014. S|T|O|R|E may never acquire properties in its pipeline for a variety of reasons, including the discovery of previously unknown liabilities or other items uncovered during its diligence process, unsuccessful negotiations with potential sellers and the failure of closing conditions to be satisfied. In addition, the pipeline is dynamic, and its size and composition, as well as the timing and probability of investment closing, are likely to vary substantially over time. Accordingly, you should not place undue reliance on the pipeline disclosures in this presentation.*
[2] *Includes commitments to fund improvements to real estate properties previously acquired.*
[3] *Based on properties for which an industry sector had been identified.*

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Time-Tested Underwriting Approach S|T|O|R|E’s bottom-up approach to underwriting has remained consistent over the past 35 years Unit-Level Profitability Each asset in which we invest has its own discrete profit and loss statement, which is our primary source of payment Corporate Credit Should the assets we invest in fail to produce profits, then payments are received from cash flows from other corporate assets Underlying Real Estate Value S│T│O│R│E CAPITAL while our focus has become more refined based on several studies of years of empirical data which looked to find the highest predictors of default and recovery Property Sale or Re-let 2000 2012 We use a sophisticated, data-driven underwriting approach Seminal FFCA fixed income research portfolio studies 1997 & Spirit Finance performance Sector research, management evaluation and contract documentation

S|T|O|R|E CAPITAL

FFCA 1997 and 2000 Default Studies

FFCA conducted and collaborated on extensive research in 1997 and 2000, examining the histories of up to nearly 4,000 profit center investments which considered numerous demographic, qualitative, tenant and performance variables. The five variables below were found to be the most significant predictors of contract performance.

	Impact On	
Variable	**Default**	**Recovery**
Fixed Charge Coverage Ratio[1]	✓	✓
Investment / Replacement Cost	✓	✓
Concept Market Share[2]	✓	✓
Corporate Credit Strength[3]	✓	
Alignments of Interest[4]		✓

Source: The RMA Journal, "Chain Store Credit Review: The State of the Art", Christopher Volk, February 2001 and company data.

[1] Aggregate fixed charge coverage ratios tended to be a bigger predictor of default, while individual fixed charge coverage ratios were a bigger predictor of recoveries. Fixed charge coverage ratios effectively incorporate site quality, traffic counts, demographic and other variables that contribute to the success of each property or group of properties. Since most FFCA contracts were individual, not master, leases, we interpret the recovery findings to be relevant to contract performance, which may include multiple properties within a master lease.

[2] FFCA was principally engaged in chain restaurant real estate investment activity. Chain restaurants were expanding rapidly in the 1980's and 1990's and market share became an indicator of default and recovery. Presently, we do not emphasize this variable because of the greater maturity of retail and service chains.

[3] When FFCA did these studies, Moody's RiskCalc was unavailable. Operator size (numbers of stores) and years of experience were used as a proxy for credit quality. Moody's RiskCalc is a much more statistically robust tool to estimate credit quality, which is why we employ it today in our contract risk ratings.

[4] In the studies, the presence of personal guarantees was an indicator of recovery. Given the small amounts of dollars recovered from personal guarantees, we interpret this to refer to alignments of interest which assist in recoveries, including guarantees, credit enhancements and master leases.

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Risk Management – The S│T│O│R│E Score S│T│O│R│E CAPITAL Corporate Credit Risk – S│T│O│R│E thoroughly underwrites each corporate credit and monitors ongoing corporate insolvency probability using Moody’s RiskCalc Plus™ Property-Level Performance – S│T│O│R│E analyzes and monitors property-level financial performance to estimate the probability of and potential for lease rejection in the event of tenant insolvency ‘Ba’ Historical Default Rate (Corporate Default Risk) ‘Baa’ Historical Default Rate (Effective Default Risk, or S│T│O│R│E Score) Unit-level strength can reduce the probability of tenant default by up to 80% Tenant default probability is a function of the combined probabilities of tenant insolvency and an ultimate election to reject leases The S│T│O│R│E portfolio is centered in larger middle market companies within broad-based fundamental retail, service and distribution industries. S│T│O│R│E’s tenants have a weighted average tenant credit profile of approximately Ba3, with the credit quality enhanced to Baa3 due to the profitability and essentiality of the properties held. S│T│O│R│E’s investment-grade portfolio risk is statistically supported

S|T|O|R|E CAPITAL

State-of-the-Art Servicing Organization

With >30 years of portfolio servicing expertise, we have deployed the newest generation servicing tools


Midland Services[1] (A-Rated Servicer) Administrative Servicing
Digitally Scan and Input Documents
Receive and Monitor Client Payments
Remit Funds for Debt Service
Spread Unit Financial Statements
Monitor Property Tax and Insurance Payments
Electronically Feed Data to S|T|O|R|E
S|T|O|R|E Capital (Servicer)
Monitor Feed Accuracy
Record Midland Data Feeds
Financial Reporting and Accounting
Spread Customer Corporate Statements
Monitor Statements via Moody's KMV
Active Portfolio Management and Special Servicing
Data Integration via SUDS (S|T|O|R|E Universal Database System)
• Salesforce CRM data
• General Ledger
• Property Database
Investment Origination Process Flows
Portfolio Reporting
Executive Information Systems

[1] Midland also serves as the backup servicer to S|T|O|R|E Master Funding.

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Cutting-Edge Servicing Platform SUDS (S│T│O│R│E UNIVERSAL DATABASE SYSTEM) Integrated proprietary servicing platform that tracks and archives: Tenant performance Unit-level performance Contract terms and history Site inspections and valuations Complete documentation digitization REPORTING PLATFORM S|T|O|R|E has the ability to produce real time portfolio reports through SUDS and its accounting system platform: Unit coverages Portfolio diversity Primary lease terms Tenant RiskCalc scores STORE Scores and much more S│T│O│R│E CAPITAL SAMPLE SYSTEM OUTPUT

Portfolio – At a Glance OUR PORTFOLIO AS OF DECEMBER 31, 2014 Investment Property Locations 947 Customers 226 Industries in which Customers Operate 67 States 46 Proportion of Portfolio from Direct Origination ~75% Weighted Average Annual Lease Escalation 1.7% Weighted Average Remaining Lease Contract Term 15 Years Occupancy1 100% % of Leased Properties NNN 97% % of Leased Properties under Master Lease2 73% Average Investment Amount / Replacement Cost (new) 82% % of Investments Providing Unit-Level Financial Reporting 96% Median Unit Fixed Charge Coverage Ratio 2.06x Proportion of Investment Contracts Rated Investment Grade3 ~80% 1 We define occupancy as a property being subject to a lease or loan contract. 2The percentage of leased properties under master lease represents investments in multiple properties with a single customer (which represents 876 of STORE Capital’s 947 properties). 3 The proportion of investment contracts rated investment grade represents the percentage of our contracts that have a STORE Score that is investment grade or higher.

Diversified Across Geographies¹ Now in 46 states, with expected national distribution S│T│O│R│E CAPITAL 1 Shown as of December 31, 2014, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2014, for all of leases, loans and direct financing receivables in place as of that date). Greater than 7.5% 5.0%–7.5% 2.5%–5.0% Less than 2.5%

Diversified Across Tenants and Industries No single tenant represents > 4% of rent and interest TOP TENANT ROSTER SECTOR BREAKDOWN Seek diversity across industries with sustained relevance S│T│O│R│E CAPITAL Customers % Annualized Base Rent and Interest¹ Number of Properties Gander Mountain Company 3.52% 12 Starplex Master Holdings, Inc. 3.03% 10 O'Charley's LLC 2.40% 30 Sailormen, Inc. 1.91% 41 FreedomRoads, LLC 1.84% 8 Rainbow Early Education Holding, LLC 1.70% 34 Heald College, LLC 1.52% 5 Conn's, Inc. 1.49% 7 RMH Franchise Holdings, Inc. 1.46% 17 Hill Country Holdings, LLC 1.45% 6 All other customers (216 customers) 79.68% 777 Total 100.00% 947 1 Shown as of December 31, 2014, by % of annualized base rent and interest (annualized based on rates in effect on December 31, 2014, for all of leases, loans and direct financing receivables in place as of that date).

Proprietary and Intensive Credit Monitoring System A fully performing portfolio with an average STORE Score rating of Baa3 S│T│O│R│E CAPITAL Data as of December 31, 2014. EXPECTED DEFAULT FREQUENCY & STORE SCORE EQUIVALENT RATINGS

Flexible, Conservative Capital Structure CAPITALIZATION HIGHLIGHTS CAPITAL STRUCTURE AS OF DECEMBER 31, 2014 We are capitalized with over $1 billion in funded institutional equity capital led by funds managed by Oaktree Capital Management, L.P. along with $585 million in equity capital from our IPO in 2014 We are amongst the few REITs having access to A+ rated borrowings We maintain a flexible, conservative capital structure designed to benefit all stakeholders Target all-in funded debt/EBITDA of ~6x – 7x Target AFFO payout ratio of 75% S│T│O│R│E CAPITAL We are funded by prominent institutional capital and have achieved an A+ rated debt conduit Note: Columns may not sum due to rounding effects. 1 S|T|O|R|E’s unencumbered real estate assets as of December 31, 2014. 2 Represents Adjusted Debt / Annualized Adjusted EBITDA calculated based on an estimated Annualized Adjusted EDITDA using base rent and interest, annualized based on rates in effect on December 31, 2014 for all leases, loans and direct financing receivables in place as of that date. $ millions Actual Drawn Credit Facilities $0 Long-Term Debt: Master Funding - A+ Rated Conduit 1,085 Other Term Borrowings 198 Total Debt $1,283 Less: Cash & Equivalents (136) Net Debt $1,147 Undrawn Credit Facilities 300 Total Liquidity $436 Unencumbered Real Estate Assets 1 $952 Adjusted Net Debt / EBITDA 2 5.3x

S|T|O|R|E CAPITAL

STORE IPO Overview

IPO Overview

Date	• November 2014
Issuer	• STORE Capital Corporation ("S|T|O|R|E")
Ticker (Exchange)	• STOR (NYSE)
Price	• $18.50 (Range: $17.00 – $19.00)
Share Offering	• 31.625 million shares of common stock (incl. 15% Greenshoe)
Total Proceeds	• $585.1 million
Composition	• 100% Primary
Bookrunners	• Goldman Sachs, Credit Suisse and Morgan Stanley

Trading Performance



130%
120%
110%
100%
90%
18-Nov-14
30-Dec-14
10-Feb-15
25-Mar-15
17.5%
13.9%
9.9%
9.2%
7.5%
4.7%
STOR
NNN
O
SRC
RMZ
Secondary Peers

Source: Bloomberg, IBES median consensus estimates. Market data as of 25-Mar-2015
Note: Secondary peers include ARCP, EPR, WPC.

Comparable Companies

Company	Ticker	Equity Market Cap	Price	2015E AFFO Multiple	Div Payout Ratio	2015E Div Yield	Net Debt + Pref / EBITDA [(1)]	PEG Ratio [(2)]
STORE Capital	STOR	$ 2,713.0	$23.55	17.2x	73.0%	4.2%	5.3x	0.9x
Realty Income	O	$ 12,074.0	$53.65	19.9x	84.2%	4.2%	6.3x	2.1x
National Retail Properties	NNN	$ 5,583.0	$42.29	18.7x	74.5%	4.0%	5.7x	1.7x

Source: SEC company filings, IBES Thomson Reuters as of 3/25/15; Stifel Triple-Net REIT Comp Sheet 3/23/15 (Priced as of 3/20/15)
(1) STORE leverage represents Adjusted Debt / Annualized Adjusted EBITDA calculated based on an estimated Annualized Adjusted EDITDA using base rent and interest, annualized based on rates in effect on December 31, 2014 for all leases, loans and direct financing receivables in place as of that date. STORE is targeting a normalized leverage ratio between 6-7x on a run-rate basis. All peer leverage ratios based on 12/31/14 Balance Sheet and Last Quarter Annualized EBITDA represents reported Adjusted Annualized EBITDA for O and represents MRQ Recurring EBITDA annualized for NNN.
(2) Ratios are calculated as: share price / 2015E FFO per share, divided by the sum of (a) 2015-2016E FFO per share growth and (b) 2015E FFO yield (with 2015E FFO yield calculated as 2015E FFO per share divided by the share price). Figures use median consensus FFO per share estimates per IBES as of March 25, 2015 and share prices as of as of March 25, 2015.

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Forward-Looking Statements Forward-Looking Statements Certain statements contained in this document that are not historical facts may contain forward-looking statements. Forward-looking statements can be identified by the use of words such as "estimate," "anticipate," "expect," "believe," "intend," "may," "will," "should," "seek," "approximate" or "plan," or the negative of these words and phrases or similar words or phrases. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. For more information on risk factors for our business, please refer to the periodic reports and prospectuses we file with the Securities and Exchange Commission from time to time. These forward-looking statements herein speak only as to the date of this document and should not be relied upon as predictions of future events. STORE Capital expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein, to reflect any change in STORE Capital’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except as required by law. Media and Investor Contacts: Financial Profiles, Inc. Kristen Papke, (206) 623-2233 Moira Conlon, (310) 622-8220 STORECapital@finprofiles.com